UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 28, 2014

CompX International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2014 annual meeting of stockholders on May 28, 2014.  At the close of business on the record date for the annual meeting 2,397,107 shares of the registrant’s class A common stock and 10,000,000 shares of the registrant’s class B common stock were issued and outstanding and eligible to vote at the meeting.  Each share of the registrant’s class A common stock entitles its holder to one vote.  Each share of the registrant’s class B common stock entitles its holder to ten votes with respect to the election of directors and one vote on all other matters.

At the 2014 annual meeting, the registrant’s stockholders voted on the two proposals described in detail in the registrant’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2014.  Stockholders present at the 2014 annual meeting, either in person or by proxy, represented 97.7% of the 12,397,107 votes eligible at the meeting to vote on all matters other than the election of directors and 99.7% of the 102,397,107 votes eligible at the meeting for the election of each director nominee.

Proposal 1:                                Election of Directors

The registrant’s stockholders elected David A. Bowers, Norman S. Edelcup, Loretta J. Feehan, Edward J. Hardin, Ann Manix, Bobby D. O’Brien, George E. Poston and Steven L. Watson as directors.  Each director nominee received votes “For” his election from at least 99.3% of the eligible votes for the election of each director.

Proposal 2:	Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant’s named executive officers as described in the registrant’s 2014 proxy statement.  The resolution received the approval from 97.6% of the eligible votes for this proposal at the annual meeting.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on May 28, 2014, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated May 28, 2014 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompX International Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: May 28, 2014	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

99.1	Press release dated May 28, 2014 issued by the registrant.